UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2008

NORTHERN OIL AND GAS, INC.
(Name of small business issuer in its charter)

Nevada	000-30955	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Lake Street West, Suite 300 Wayzata, MN	55391
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 476-9800

Copies of Communications to:
Adams, Monahan & Sankovitz, LLP
Attention: James R. Sankovitz
701 Xenia Avenue South, Suite 130
Minneapolis, Minnesota 55416
(763) 746-3496
Fax (763) 746-2269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANTS BUSINESS AND OPERATIONS

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2008, the Compensation Committee of Northern Oil and Gas, Inc. (the “Company”) approved (i) an Employment Agreement by and between the Company and Michael L. Reger, the Company’s Chief Executive Officer, dated January 16, 2008; and (ii) an Employment Agreement by and between the Company and Ryan R. Gilbertson, the Company’s Chief Financial Officer, dated January 16, 2008.  Employment with the Company by Messrs. Reger and Gilbertson is entirely “at-will”, meaning that either Messrs. Reger and Gilbertson or the Company may terminate such employment relationship by terminating their individual employment agreements at any time for any reason or for no reason at all.

The employment agreements entitle Messrs. Reger and Gilbertson to each receive an annual base salary of $185,000 (payable retroactive to January 1, 2008) subject to annual increases, a signing bonus of $100,000, and an annual bonus of up to twice the amount of their annual salary for each year as determined in the discretion of the Company’s Compensation Committee or Board of Directors based upon meeting or exceeding agreed upon performance objectives.  In addition, Messrs. Reger and Gilbertson are each entitled to receive a lump sum payment equal to twice their then annual salary in the event of the termination of employment following a change of control of the Company and a lump sum payment equal to their then-applicable annual salary in the event of termination of employment by the Company for any reason other than death.  The employment agreements also contain provisions prohibiting Messrs. Reger and Gilbertson from competing with the Company or soliciting any employees of the Company for a period of one year following termination of their employment in the event either officer terminates his employment with the Company.

The foregoing descriptions of the material terms of the Employment Agreements of Messrs. Reger and Gilbertson do not purport to be complete descriptions of their agreements and are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement by and between Northern Oil and Gas, Inc. and Michael L. Reger, dated January 16, 2008
10.2	Employment Agreement by and between Northern Oil and Gas, Inc. and Ryan R. Gilbertson, dated January 16, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN OIL AND GAS, INC.

Date: January 18, 2008                                         By /s/ Michael L. Reger
       Michael L. Reger, Chief Executive Officer